UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 10, 2022
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Road	Houston	Texas	77075-1180
(Address of principal executive offices)			(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	POWL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2022, Perry L. Elders resigned from the board of directors (the “Board”) of Powell Industries, Inc. (the “Company”) and all committees thereof effective immediately. A copy of Mr. Elders’ resignation letter is filed as Exhibit 99.1 to this Current Report on Form 8-K. At the time of his resignation, Mr. Elders served as the chair of the Audit Committee of the Board.

The Company believes that Mr. Elders resigned due to a lack of alignment with the Company regarding the allocation of capital, Board succession planning and Board deliberation and assessment of future opportunities, risks and impact of proposed regulatory changes.

The Company believes that its practices relating to these matters align with industry standards and best practices. The Company furnished Mr. Elders with a copy of this Current Report on Form 8-K on May 12, 2022, providing him with the opportunity to furnish the Company with a letter addressed to the Company stating whether he agrees with the statements made by the Company herein and, if not, stating the respects in which he does not agree. The Company will file any letter received by it from Mr. Elders as an exhibit by an amendment to this Form 8-K within two business days after receipt.

The Company and Mr. Elders have agreed that Mr. Elders will provide certain consulting services to the Company following his resignation through September 30, 2022. The Company would like to thank Mr. Elders for his years of service and wish him success in his future endeavors.

Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished as part of this Report.

Exhibit Number	Description
99.1	Resignation Letter dated May 10, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: May 13, 2022
	By:	/s/ Michael W. Metcalf
Michael W. Metcalf
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Resignation Letter dated May 10, 2022